UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 11, 2014

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VILLAGE BANK AND TRUST FINANCIAL CORP.

(Exact name of registrant as specified in its charter)

Virginia (State or other jurisdiction of incorporation)	0-50765 (Commission File Number)	16-1694602 (IRS Employer Identification No.)

13319 Midlothian Turnpike Midlothian, Virginia (Address of principal executive offices)	23113 (Zip Code)

Registrant’s telephone number, including area code: (804) 897-3900

15521 Midlothian Turnpike

Midlothian, Virginia

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On November 11, 2014, Village Bank and Trust Financial Corp. (the “Company”) entered into a standby purchase agreement (the “Standby Purchase Agreement”) with Kenneth R. Lehman, a private investor (the “Standby Investor”). Pursuant to the Standby Purchase Agreement, the Standby Investor has agreed, subject to there being sufficient shares available after purchases by shareholders exercising their basic subscription rights in the Company’s rights offering of common stock (the “Rights Offering”), to purchase from the Company, and the Company agreed to sell to him, at the subscription price in the Rights Offering, the lesser of (i) $8.0 million of the Company’s common stock (based on the subscription price per share), (ii) all shares of common stock not purchased by shareholders exercising their basic subscription privilege in the Rights Offering, and (iii) the maximum number of shares that he may purchase without causing an “ownership change” under Section 382(g) of the Internal Revenue Code of 1986, as amended (the “Code”).

In the Rights Offering, the Company intends to distribute to its shareholders non-transferable subscription rights entitling the holders thereof to purchase an aggregate of 1,002,882 shares of the Company’s common stock. The consummation of the sale of the Company’s common stock to the Standby Investor is conditioned on the completion of the Rights Offering and upon the number of unsubscribed shares available. The Company will not know the aggregate amount of common stock to be sold to the Standby Investor until the completion of the Rights Offering.

The Standby Purchase Agreement requires that, for a period of three years from the date of the agreement, the Standby Investor will not (i) serve as a director of the Company unless nominated by the Company’s board, (ii) nominate anyone to serve as a director of the Company, (iii) vote his shares in support of a director candidate that has not been nominated by the Company’s board, (iv) vote his shares in support of a business combination transaction with another entity unless such transaction has been approved by at least 80% of the Company’s board, or (v) vote any shares beneficially owned in excess of 40% of the Company’s total outstanding shares; provided, however, that such restrictions will only apply for so long as Company achieves certain performance targets and the Standby Investor is a director or beneficial holder of 10% or more of a bank or bank holding company with one or more offices in the Richmond, Virginia metropolitan statistical area.

The Standby Purchase Agreement requires the Company’s board of directors to adopt a restricted stock plan (the “Restricted Stock Plan”) as part of or immediately following the Rights Offering under which a number of shares of the Company’s common stock equal to 4.0% of the number of outstanding shares immediately after the closing of the Rights Offering will be reserved for issuance to the Company’s directors and officers. Under NASDAQ rules, adoption of the Restricted Stock Plan must be approved by the Company’s shareholders. It is expected that the Restricted Stock Plan will be submitted to shareholders for approval no later than the 2015 annual meeting of shareholders.

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In the Standby Purchase Agreement, the Standby Investor has granted to the Company an option to redeem for cash, or exchange in connection with the Rights Offering at the subscription price, (i) all of the 4,023 shares of Fixed Rate Cumulative Perpetual Preferred Stock, Series A (the “Series A preferred stock”) that he owned as of the date of the Standby Purchase Agreement based on a valuation of $500.34 per share of Series A preferred stock, and (ii) any additional shares of Series A preferred stock that he subsequently acquires based on a valuation of the Series A preferred stock that equates to a 5% annualized return on the amount that the Standby Investor pays to purchase such additional shares of Series A preferred stock. Any redemption by the Company of Series A preferred stock or exchange of Series A preferred stock for common stock will also be contingent upon approval from the Federal Reserve Bank of Richmond (the “Reserve Bank”).

In addition, if the Company terminates the Standby Purchase Agreement because of a breach of the agreement by the Standby Investor or because the Standby Investor is unable to obtain regulatory approval to acquire the shares he has committed to purchase, the Company will have an option, subject to certain conditions, expiring June 30, 2015 to redeem all of the shares of Series A preferred stock that he owns based on a valuation of the greater of (i) $500.34 per share, (ii) the average price paid by the Standby Investor to purchase any additional Series A preferred stock increased by an amount that equates to a 5% annualized return on such purchases, and (iii) the average redemption price paid to other holders of Series A preferred stock whose shares have been redeemed for cash by the Company on or prior to such date. Such option is contingent upon the Standby Investor purchasing at least 5,000 additional shares of Series A preferred stock from other holders or the Company redeeming at least 5,000 additional shares of Series A preferred stock by June 30, 2015.

The Company also agreed to enter into a registration rights agreement (the “Registration Rights Agreement”) with the Standby Investor which will provide the Standby Investor demand registration and piggyback registration rights with respect to the Standby Investor’s resale of the Company’s equity securities, subject to customary limitations. The Registration Rights Agreement is expected to be executed in connection with closing of the sale of shares of common stock to the Standby Investor. The Company has agreed to pay the expenses associated with any registration statements filed with the Securities and Exchange Commission (the “Commission”) pursuant to the Registration Rights Agreement. The Standby Investor’s demand registration rights will be immediately exercisable upon execution of the Registration Rights Agreement for, subject to certain limitations, the number of shares of common stock held by the Standby Investor and any equity securities issued or issuable directly or indirectly with respect to the shares of common stock held by the Standby Investor by way of conversion, exercise or exchange thereof or stock dividend or stock split or in connection with a combination of shares, recapitalization, reclassification, merger, amalgamation, arrangement, consolidation or other reorganization.

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The obligations of the Company and the Standby Investor to consummate the transactions contemplated by the Standby Purchase Agreement are subject to fulfillment of the following conditions:

•	The Company must obtain any required federal, state and regulatory approvals on conditions reasonably satisfactory to the Company and the Standby Investor;

•	The Reserve Bank must have issued a letter of nonobjection to the notice of change in control filed by the Standby Investor without the imposition of any restrictions or conditions that the Standby Investor determines are, in his reasonable discretion, unreasonably burdensome;

•	The Virginia Bureau of Financial Institutions must have approved the Standby Investor’s acquisition of shares of the Company under Virginia law without the imposition of any restrictions or conditions that the Standby Investor determines are, in his reasonable discretion, unreasonably burdensome;

•	The Company must have received a letter from BDO USA, LLP, its outside accounting firm, to the effect that, among other things, the transactions contemplated by the Standby Purchase Agreement will not cause the Company to undergo an “ownership change” for purposes of Section 382 of the Code;

•	No judgment, injunction, decree, regulatory proceeding or other legal restraint prohibits, or has the effect of rendering unachievable, the consummation of the Rights Offering or the material transactions contemplated by the Standby Purchase Agreement; and

•	No stop order suspending the effectiveness of the registration statement for the Rights Offering, or any part thereof, has been issued and no proceeding for that purpose has been initiated or threatened by the Commission; and any request of the Commission for inclusion of additional information in the registration statement or otherwise shall have been complied with.

The obligations of the Company to consummate the transactions contemplated by the Standby Purchase Agreement are further subject to the condition that the representations and warranties of the Standby Investor set forth in the Standby Purchase Agreement are true and correct in all material respects and the Standby Investor must have performed all of his obligations under the Standby Purchase Agreement.

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The obligations of the Standby Investor to consummate the transactions contemplated by the Standby Purchase Agreement are further subject to the fulfillment of the following conditions:

•	The representations and warranties of the Company set forth in the Standby Purchase Agreement are true and correct in all material respects and the Company must have performed all of its obligations under the Standby Purchase Agreement;

•	There has not been any material adverse effect with respect to the Company and the Company must not have breached its covenants under the Standby Purchase Agreement;

•	Trading in the Company’s common stock must not have been suspended by the Commission or trading in securities generally on the NASDAQ Capital Market must not have been suspended or limited or minimum prices must not have been established on the NASDAQ Capital Market;

•	The Company must have redeemed at least 5,000 shares of Series A preferred stock from other holders for no more than $500.34 per share or the Standby Investor must have purchased at least 5,000 shares of Series A preferred stock from other holders;

•	If the Company’s common stock remains listed on the NASDAQ Capital Market as of the closing date, the common stock issued in the Rights Offering must have been authorized for listing on the NASDAQ Capital Market; and

•	The Company’s disinterested directors must have approved the Standby Investor’s acquisition of shares under Virginia’s Affiliated Transactions statute, and opted out of Virginia’s Control Share Acquisition statute, and taken all action necessary to ensure that the voting or other rights of shares acquired by the Standby Investor are not limited by such laws and/or regulations.

The Standby Purchase Agreement may be terminated under the following circumstances:

•	By the Standby Investor at any time prior to the closing date if there is (i) a material adverse change in the Company’s business or results of operations, or (ii) trading in the Company’s common stock has been suspended by the Commission or trading in securities generally on the NASDAQ Capital Market has been suspended or limited or minimum prices have been established on the NASDAQ Capital Market, and such events have not been cured within 21 days of their occurrence;

•	By the Company or the Standby Investor by written notice to the other party:

o	At any time prior to the closing date, if there is a material breach of the Standby Purchase Agreement by the other party that is not cured within 15 days after notice;

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o	At any time after June 30, 2015, unless the closing has occurred prior to such date; or

o	If consummation of the Rights Offering is prohibited by law, rule or regulation; or

•	By the Company in the event that the Company determines that it is not in the best interests of the Company or its shareholders to go forward with the Rights Offering.

In the event that the Standby Purchase Agreement is terminated because the Company determines that the Rights Offering is not in the best interests of the Company or its shareholders, the Company is required to pay the Standby Investor liquidated damages of $150,000.

The Company is obligated to pay the reasonable actual out-of-pocket expenses of the Standby Investor up to $37,500 upon closing of the Rights Offering or if the Standby Purchase Agreement is terminated for any reason.

The foregoing description of the Standby Purchase Agreement does not purport to be complete and is qualified in its entirety by reference to such agreement, which is filed herewith as Exhibit 10.1. This summary is intended to provide shareholders and investors with information regarding the terms of the Standby Purchase Agreement. The representations and warranties contained in the Standby Purchase Agreement are generally made to, and solely for the benefit of, the parties to the Standby Purchase Agreement. The assertions embodied in those representations and warranties are qualified by information in confidential disclosure schedules that the Company provided to the Standby Investor in connection with signing the Standby Purchase Agreement. Certain representations and warranties in the Standby Purchase Agreement are made for the purpose of allocating risk between the parties, rather than establishing matters as facts. Accordingly, shareholders and investors should not rely on the representations and warranties as characterizations of the actual state of facts, since they were only made as of the date of the Standby Purchase Agreement and are modified in important respects by the confidential disclosure schedules. The representations and warranties contained in the Standby Purchase Agreement should only be read in conjunction with the other information that the Company makes publicly available in reports, statements, and other documents filed with the Commission.

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Item 3.02 Unregistered Sales of Equity Securities.

The information regarding the Standby Purchase Agreement set forth under Item 1.01 of this Form 8-K is incorporated by reference in this Item 3.02. The shares of common stock to be issued pursuant to the Standby Purchase Agreement will be offered and sold in reliance upon an exemption from the registration requirements of the Securities Act of 1933, as amended, afforded by Regulation D promulgated thereunder. The Standby Purchase Agreement was a privately negotiated transaction that did not involve general solicitation, and the Standby Investor is an “accredited investor” as defined in Regulation D. The Company’s sales agents for the Rights Offering, Compass Point Research & Trading, LLC and Boenning & Scattergood, Inc., will receive a sales commission of five percent of the gross proceeds from shares sold to the Standby Investor.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

The following exhibits are filed herewith:

Exhibit No.	Description of Exhibit

10.1	Standby Purchase Agreement, dated November 11, 2014, by and between Village Bank and Trust Financial Corp. and Kenneth R. Lehman

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VILLAGE BANK AND TRUST FINANCIAL CORP.
(Registrant)

Date: November 12, 2014	By:	/s/ C. Harril Whitehurst, Jr.
C. Harril Whitehurst, Jr.
Executive Vice President and CFO

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